Prudential Investment Portfolios 12
Prudential US Real Estate Fund (the “Fund”)

Supplement dated June 10, 2016 to the Currently Effective Summary Prospectus, Prospectus and
Statement of Additional Information (“SAI”)

Effective as of July 1, 2016, the Fund’s existing contractual cap on Fund expenses, the Fund’s contractual management fee rate and the Fund’s subadvisory fee rate will be lowered. To reflect these changes, the Fund’s Summary Prospectus, Prospectus and SAI are hereby revised as follows, effective as of July 1, 2016:

1.	In the Summary Prospectus and Prospectus section entitled Fund Summary — Fund Fees and Expenses, the “Annual Fund Operating Expenses” table is deleted and replaced with the following new table:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class Z
Management fees	0.75%	0.75%	0.75%	0.75%
+ Distribution and service (12b-1) fees	0.30%	1.00%	1.00%	None
+ Other expenses(1)	0.53%	0.53%	0.53%	0.53%
= Total annual Fund operating expenses	1.58%	2.28%	2.28%	1.28%
– Fee waiver and/or expense reimbursement	(0.32)%	(0.27%)	(0.27%)	(0.27%)
= Total annual Fund operating expenses after fee waiver and/or expense reimbursement(2)	1.26%	2.01%	2.01%	1.01%

(1) Includes 0.01% of loan interest.

(2) The manager has contractually agreed through July 31, 2017 to limit net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary and certain other expenses, including taxes, interest and brokerage commissions) of each class of shares to 1.00% of the Fund’s average daily net assets. Separately, the distributor of the Fund has contractually agreed through July 31, 2017 to limit the Fund’s Class A distribution and service (12b-1) fees to 0.25% of the Fund’s Class A average daily net assets. These waivers may not be terminated prior to July 31, 2017 without the prior approval of the Fund’s Board of Trustees.

2.	In the Summary Prospectus and Prospectus section entitled Fund Summary — Fund Fees and Expenses — Example, the table is deleted and replaced with the following new table:

	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$671	$992	$1,335	$2,299	$671	$992	$1,335	$2,299
Class B	$704	$987	$1,296	$2,336	$204	$687	$1,196	$2,336
Class C	$304	$687	$1,196	$2,595	$204	$687	$1,196	$2,595
Class Z	$103	$379	$676	$1,522	$103	$379	$676	$1,522

3.	In the Prospectus section entitled How the Fund is Managed — Manager, the following is added to the end of the first paragraph:

Effective July 1, 2016, the contractual management fee rate will be reduced to 0.75% on the Fund’s average daily net assets up to and including $1 billion; 0.73% on the next $2 billion of average daily net assets; 0.71% on the next $2 billion of average daily net assets; 0.70% on the next $5 billion of average daily net assets; and 0.69% on average daily net assets exceeding $10 billion.

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4.	In Part I of the SAI, in the section entitled Management & Advisory Arrangements — Manager, the section entitled “Management Fee Rates” before the table is deleted and replaced with the following:

Management Fee Rates:

Prior to October 1, 2015:

0.90% of average daily net assets.

From October 1, 2015 through June 30, 2016:

0.90% on average daily net assets up to and including $1 billion;
0.88% on the next $2 billion of average daily net assets;
0.86% on the next $2 billion of average daily net assets;
0.85% on the next $5 billion of average daily net assets;
0.84% on average daily net assets exceeding $10 billion.

Effective July 1, 2016:

0.75% on average daily net assets up to and including $1 billion;

0.73% on the next $2 billion of average daily net assets;

0.71% on the next $2 billion of average daily net assets;

0.70% on the next $5 billion of average daily net assets;

0.69% on average daily net assets exceeding $10 billion.

5.	In Part I of the SAI, in the section entitled Management & Advisory Arrangements — Subadvisory Arrangements, the “Fund Subadviser & Fee Rate” table is deleted and replaced with the following:

Fund Subadvisers & Fee Rate*
Fund Name	Subadviser	Fee Rate
US Real Estate Fund	PGIM Real Estate	Prior to July 1, 2016: 0.45% Effective July 1, 2016: 0.375%

*Note: PGIM Real Estate was formerly known as Prudential Real Estate Investors (PREI).

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